SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box: Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to §240.14a-12 AGNC Investment Corp. (Name of Registrant as Specified in its Charter) Payment of Filing Fee (Check the appropriate box): No fee required Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid: Fee paid previously with preliminary materials Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

Annual Meeting Stockholder Engagement April 2019 © 2019 AGNC Investment Corp. All Rights Reserved.

Safe Harbor Statement Safe harbor statement under the private securities litigation reform act of 1995 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All such forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. Actual outcomes and results could differ materially from such forecasts due to the impact of many factors beyond the control of AGNC Investment Corp. (“AGNC” or the “Company”). All forward-looking statements included in this presentation are made only as of the date of this presentation and are subject to change without notice. Certain important factors that could cause actual results to differ materially from those contained in the forward- looking statements are included in our periodic reports filed with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website at www.sec.gov. AGNC disclaims any obligation to update such forward-looking statements unless required by law. The following slides contain summaries of certain financial and statistical information about AGNC. They should be read in conjunction with our periodic reports that are filed from time to time with the SEC. Historical results discussed in this presentation are not indicative of future results. 2

AGNC At a Glance AGNC provides significant support to the U.S. housing market through its $91.6 billion investment portfolio of mortgage securities Structure and Investment Strategy Stock Ticker Nasdaq: AGNC ✓ AGNC is an internally-managed mortgage REIT incorporated in Delaware Headquarters Bethesda, MD ✓ AGNC seeks to provide investors with attractive risk-adjusted returns over a wide range of market scenarios through IPO Date May 2008 monthly dividends and tangible net asset value accretion, while maintaining the lowest operating cost structure among residential mortgage REITs Internalization July 2016 Investment Focus # Employees 56* ✓ AGNC invests primarily in Agency residential mortgage- backed securities (“MBS”) guaranteed by a U.S. Government- Total Portfolio $91.6 Billion* sponsored entity, such as Fannie Mae and Freddie Mac, or a U.S. Government agency, such as Ginnie Mae ✓ Market Cap $9.3 Billion* AGNC may also invest in other types of mortgage and mortgage-related securities, such as credit risk transfer (“CRT”) securities and non-Agency residential and commercial MBS, Dividend Yield 12.3%* or in other investments in, or related to, the housing, mortgage, or real estate markets * All data points are as of December 31, 2018. 3

Commitment to Stockholder Focus AGNC stands out among mortgage REITs for our transparency, focus on financial disclosure, and our high-quality governance and compensation practices Industry-Leading Stockholder Focus Internal Management Structure Disclosure and Transparency ✓ Lowest operating cost structure in the ✓ Monthly dividend payments residential mortgage REIT industry ✓ Monthly announcement of tangible net book ✓ Alignment of capital markets activities with value estimates stockholder interests ✓ Detailed financial disclosure regarding AGNC’s ✓ No management fee based on assets under portfolio, financing and hedging arrangements management ✓ Full disclosure and analysis of executive ✓ More than 80% of NEO and 87.5% of CEO compensation 2018 target compensation was incentive based ✓ Compensation Committee reviews ✓ Executive compensation includes a significant compensation program based on market deferred AGNC equity component, the conditions, performance, and stockholder majority of which is subject to long-term feedback performance objectives and all of which is ✓ subject to multi-year vesting As a Delaware-incorporated company, we are not subject to the less shareholder friendly Maryland Business Corporations Act 4

AGNC’s Track Record of Outperformance AGNC has generated strong returns since our IPO in 2008, outperforming residential mortgage REIT peers and the broader market AGNC has continued to generate strong returns for stockholders over a 1-, 3-, and 5-year period, with total stock returns of 7%, 37%, and 52%, respectively, as of March 31, 20191 We have produced a total stock return of 310% since Gary Kain became CIO in 20093 We paid $974 million in dividends to common stockholders in 2018 – Since our May 2008 IPO, dividends paid to common stockholders have totaled over $8.5 billion – We pay our common stock dividend each month, rather than on a quarterly or semi-annual basis Total Stock Returns Since AGNC’s May 2008 IPO through March 31, 2019 500% AGNC Internalization Peer Group 2 400% Resi mREIT Universe 2 S&P 500 370% 300% 200% Kain appointed CIO 154% 126% 100% 102% 0% (100%) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Note: For additional detail, refer to endnotes in the appendix. 5

Responsiveness to Stockholder Feedback Our Board made significant changes to our executive compensation program and disclosure informed by feedback received from stockholders Stockholder Engagement Overview Percentage contacted for Percentage engaged Director Our Independent Chair and 53% engagement (represents 32% (represents 48% of shares Compensation Committee 80% of shares O/S held by O/S held by institutional Participation Chair participated in many institutional stockholders) stockholders) of these discussions What We Heard How We Are Addressing Amended CEO’s employment agreement to reallocate $2.7 million of Preference for greater portion of CEO compensation to target compensation from salary and annual cash bonus to be allocated to long-term incentive compensation and, performance-based long-term incentive awards within that component, greater portion in form of performance-based incentive awards Majority of total annual compensation is now in form of long-term incentives, two-thirds of which is performance-vesting Request for simplified scorecard Simplified metrics relative to 2018 scorecard Enhanced the disclosure around the process for setting metrics, including an annual evaluation Preference for increased disclosure regarding, and re- Certain 2018 financial metrics more rigorous than 2017 measures evaluation of, rigor of performance metrics with greater weight to financial performance Increased the rigor of certain performance metrics for 2019 further with even greater weight to financial performance Provided additional background in the proxy statement on the Desire for further clarification of peer construction limited availability of comparable peers due to lack of disclosure, process and challenges size, and unique business model Provided enhanced disclosure in the proxy statement on our Desire to better understand our business and industry business overview, value proposition and investment strategy 6

Increased Allocation to Long-Term Incentive Since our Internalization, a significant portion of target compensation has been increasingly allocated to long-term incentives, strengthening alignment with stockholders and reducing earned compensation if pre-established long-term performance conditions are not met Evolution of CEO's Target Compensation Post-Internalization Second Half of 2016 2017 2018 2019 (est.) Executive employment 36% Long-Term 38% Long-Term 56% Long-Term agreements inherited from external manager 50% of LTI Performance-Based 50% of LTI Performance-Based 67% of LTI Performance-Based Base Salary Short-Term Incentive LTI: Performance-Based LTI: Time-Vesting As a result of changes made by our Compensation Committee, 2019 CEO compensation will reflect the following: LTI compensation will comprise approximately 56% of total target compensation Performance-based compensation will account for two-thirds of long-term incentive Since 2016: STI awards have been reduced from 58% of total compensation to an estimated 37% of target for 2019 Base salary has decreased by almost 80% and, as a percentage of total pay, from 42% to an estimated 7% for 2019 7

Enhanced 2018 and 2019 Annual Incentives The Compensation Committee implemented key changes to the annual incentive structure, including simplification of the Corporate Scorecard and increased transparency around goal setting and rigor 2018 2019 3 components: 2 components: Scorecard Financial Metrics (65%) Financial Metrics (75%) Components Strategic and Operational Objectives (25%) Strategic and Operational Objectives (25%) MTGE Manager Corporate Objectives (10%) 4 metrics totaling 65%: 3 metrics totaling 75%: Absolute Economic Return Absolute Economic Return Financial Economic Return vs. Peer Index Economic Return vs. Peer Index Metrics Price-to-Tangible Book Ratio vs. Peer Index Price-to-Tangible Book Ratio vs. Peer Index Net Operating Expense Ratio Metrics evenly weighted Increased Disclosure of Target Setting Progress: The Compensation Committee sets goals for each metric at the beginning of each year based on a number of factors, including evaluation of historic performance and expectation of future performance Evaluation includes a review of back-testing over a multi-year period and a forecast for each year Based on this process, the Committee increased the rigor of select targets 2018 2019 • Relative Price-to-Tangible Book threshold, target, and • Relative Price-to-Tangible Book Ratio target increased to outperformance levels increased by 2.5% each 3.5% from 2.5%; threshold and outperformance levels increased and expanded to (6.5%) and 11.0%, respectively, • Increased rigor of the Operating Expense Measure in light of compared to (4.5%) and 7.5% in 2018 2017 results and anticipated operating expenses for 2018 • Relative Economic Return Metric range expanded, with threshold and outperformance levels set at (6.0%) and 4.5% compared to (5.0%) and 3.0%, respectively, in 2018 8

AGNC is Unique Among Comparative Public Companies AGNC’s internal management structure, agency MBS investment focus and scale are significant differentiators relative to other public companies AGNC Comparator Group for Compensation Program Design None of these companies is an exact match; 6 Internally-managed publicly-traded mortgage REITs closest comparables are private companies; and the Compensation Committee has used this Publicly-traded asset management companies and comparator group only for purposes of plan 12 non-bank financial services companies design Key Factors Driving Peer Group Construction Challenges Size and scale: Of 20 residential mortgage REITs, we are the second largest. Only AGNC’s closest peers in seven are internally managed (and thus fully disclose compensation information), size and scale, Annaly and and we are by far the largest internally managed REIT New Residential, are both externally managed and Income source: Asset management firms generate income from management do not fully disclose fees charged to clients, while AGNC generates income primarily from investments executive remuneration in mortgage securities — Our performance (e.g. return on assets, invested capital, or equity) differs AGNC is over 2.5x larger materially from asset management firms as a result of larger asset base and than the next largest significant leverage and hedging activities inherent in our business model internally managed residential mortgage REIT1 Private company peers: The Compensation Committee takes into account that our CEO also serves as our CIO and acts as our portfolio manager; the most comparable positions are hedge fund managers, senior members of Wall Street trading desks, and portfolio managers of large funds whose pay is not public and is routinely very high 1Based upon market capitalization as of December 31, 2018. 9

Overview of MTGE PIP Awards ▪ MTGE Investment Corp. was a separate publicly traded REIT externally managed by a subsidiary of AGNC ▪ To align personnel involved in the management of MTGE with its performance, a small portion (i.e., less than 15% of LTI and 6% of total compensation) of long-term awards was comprised of MTGE stock (the “MTGE PIP Awards”) ▪ NEOs had previously elected to defer distribution of 70% of the MTGE PIP Awards ▪ AGNC’s CEO had elected to defer 100% of his awards ▪ Distribution of MTGE PIP Awards to NEOs were deferred for an average of 7.4 years as of 2018 year-end regardless of vesting ▪ After MTGE was acquired by a third party in September 2018, vesting of the MTGE PIP Awards was accelerated ▪ Weighted average remaining vesting period for awards would have been 1-year at 2018 year-end ▪ MTGE PIP Awards deferred by NEOs, including 100% of the MTGE PIP Awards made to our CEO, were exchanged into deferred stock units of AGNC stock and will be paid to NEOs only according to the deferral elections, resulting in alignment with AGNC stockholder interests over the long- term 10

Endnotes 1) Source: S&P Global. 1-year TSR measured from March 29, 2018 to March 29, 2019. 3-year TSR measured from March 29, 2016 to March 29, 2019. 5-year TSR measured from March 28, 2014 to March 29, 2019. 2) The residential mortgage REIT (“mREIT”) universe is unweighted and includes Great Ajax Corp. (“AJX”), Anworth Mortgage Asset Corporation (“ANH”), ARMOUR Residential REIT, Inc. (“ARR”), Cherry Hill Mortgage Investment Corporation (“CHMI”), Chimera Investment Corporation (“CIM”), Capstead Mortgage Corporation (“CMO”), Dynex Capital, Inc. (“DX”), Ellington Residential Mortgage REIT (“EARN”), Invesco Mortgage Capital Inc. (“IVR”), MFA Financial, Inc. (“MFA”), AG Mortgage Investment Trust, Inc. (“MITT”), Annaly Capital Management, Inc. (“NLY”), New Residential Investment Corp. (“NRZ”), New York Mortgage Trust, Inc. (“NYMT”), Orchid Island Capital, Inc. (“ORC”), PennyMac Mortgage Investment Trust (“PMT”), Redwood Trust, Inc. (“RWT”), Two Harbors Investment Corp. (“TWO”), and Western Asset Mortgage Capital Corporation (“WMC”) (collectively, the “Resi mREIT Universe”). For Agency-focused residential mortgage REIT peer comparison purposes, AGNC’s peer group is unweighted and includes ANH, ARR, CMO, and NLY (collectively, the “Agency REIT Peer Group”). 3) Source: S&P Global; TSR measured between January 26, 2009 to March 29, 2019. 11